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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20594

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 26, 2000

                         Commission File Number 1-11011


                              THE FINOVA GROUP INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                      86-0695381
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

       4800 North Scottsdale Road                        85251-7623
             Scottsdale, AZ                              (Zip Code)
(Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 480-636-4800

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ITEM 5. OTHER EVENTS

     A. On July 26, 2000, The FINOVA Group Inc. announced revenues, net income and selected financial data and ratios for the second quarter ended June 30, 2000 (unaudited).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          Exhibits                              Title
          --------                              -----

             99          Press Release, issued by The FINOVA Group Inc. dated
                         July 26, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE FINOVA GROUP INC.
                                            (Registrant)



Dated: July 27, 2000                    By /s/ Bruno A. Marszowski
                                           -------------------------------------
                                           Bruno A. Marszowski, Senior Vice
                                           President, Chief Financial Officer
                                           and Controller Principal Financial
                                           Officer/Authorized Officer

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